2006
December Update

December 1, 2006

NASDAQ GSM:PETD

Forward-Looking Statements

This information contains predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.  Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, drilling and operating risks, risks related to exploration and development, uncertainties about the estimates of reserves, competition, government regulation and the ability of the Company to meet its stated business goals.

Contact Information:

Investor Relations

Petroleum Development Corporation

PO Box 26, 103 East Main Street

Bridgeport, West Virginia 26330

Phone: 304.842.6256  Fax: 304.842.0913  www.petd.com

Recent Highlights

•         Sale of undeveloped leaseholds

•         Ten percent stock buyback completed in October

•         Partnership closed with $90 million in subscriptions

•         Began drilling in September 2006

•         Tender offer made for Unioil on November 3, 2006

•         Production 4.3 Bcfe, up 25.9% compared to third quarter 2005

o        Rocky Mountain Region production increased 37.2%

Recent Highlights

•         Increased debt reflects changing capital structure

o        Third quarter long-term debt at $85 million

•         Up from year-end 2005 debt $24 million

•         Total O&G capital expenditures of $130 million for nine months

•         Production increase from organic development

Sale of Undeveloped Leaseholds

•         Total sale price of $353.6 million

o        Related expenses of approximately $2.1 million

o        Deferred gain of $25.6 million

o        Estimated taxes of $127.1 million

•         $300 million in 1031 (Like-Kind Exchange) trust

o        Must be closed by January 17, 2007

o        Company working on possible transactions

Stock Purchase Program

•         Total purchases were 1,627,500 shares

o        $40.75 average purchase price

o        Total cost $66.3 million

•         14,771,090 shares outstanding upon completion of purchases

•         Additional 10% purchase authorized(1,477,109 shares)

o        Conducted at management discretion through April 2008

2006 Partnership Subscription Completed

•         Investor subscriptions of $90 million

•         PDC's contributes additional $38 million

o        37% interest in the partnership

•         Drilling September through first quarter of 2007

•         Cost-plus partnership billing

•         Drilling in Colorado (Wattenberg, Grand Valley Fields) and North Dakota (Bakken and Nesson horizontal prospect areas)

Unioil Tender Offer

•         $18.2 million for 100% of stock

•         Commenced on November 3, 2006

•         Unioil holders representing 82% of shares agreed to tender shares prior to announcement of offer

•         Not Like-Kind Exchange

•         Producing properties, development and exploratory opportunities in the DJ Basin and southern Wyoming

Development Activity in Third Quarter 2006

•         51 wells drilled in Third Quarter 2006

o        31 wells in Wattenberg field, 30 successful and 1 dry

o        (18 successful, 1 dry, PDC)

o        15 successful wells in the Piceance Basin (9 PDC)

o        1 successful developmental horizontal Bakken well, North Dakota (Partnership)

o        4 successful exploratory horizontal Nesson wells (53% PDC)

Production

•         Q3 2006 production of 4.3 Bcfe

o        77% natural gas

•         Increase through company development activities

Capital Expenditures

•         Investments of $130 million through third quarter

•         Investment summary (in thousands):

o        Unproved Properties:  $9,133

o        Proved Properties:       514

o        Development Costs:    106,666

o        Exploration Costs:        13,643

Revenue from Operations

•         Q3 Revenue of $67.2 million

•         $77.9 million in 2005

•         Nine months revenue $208.6 million

o        $222.1 million in 2005

•         Lower O&G prices, increased production and change to cost-plus

Net Income

•         Q3 Net Income of $210.9 million

o        $7.5 million in 2005

•         $13.38 DEPS

o        $0.46 in 2005

•         Gain on sale of leaseholds added $12.80 to DEPS

Core Operating Areas

Rocky Mountains

•         2005 Proved Reserves: 210.5 Bcfe

•         2005 Production: 10.4 Bcfe

•         2006 Production: 6.3 Bcfe*

o        *Total for 1st Half of 2006

Michigan Basin

•         2005 Proved Reserves: 26.0 Bcfe

•         Production: 1.6 Bcfe

•         Production: 0.7 Bcfe*

o        *Total for 1st Half  of  2006

Appalachian Basin

•         2005 Proved Reserves: 38.1 Bcfe

•         2005 Production:  1.7 Bcfe

•         2006 Production: 0.8 Bcfe*

o        *Total for 1st Half  of  2006

Oil and Gas Production Volumes

•         17% Compound Annual Production Growth Rate

•         12.2 Bcfe production for 9 months of 2006

o        Up 20% from 2005

•         On pace to meet 15-20% annual growth target

Regional Production Trends

•         Rocky Mountain Region PDC growth leader

•         10.0 Bcfe in nine months of 2006

o        30% increase over similar period 2005

o        82% of total production

•         Declining Appalachian and Michigan production

Gas and Oil Reserves by Area

•         2005 net proved reserves estimated at 274.5 Bcfe

•         Rocky Mountain Region

o        210.5 Bcfe- 77%

•         Appalachian

o        38.1 Bcfe- 14%

•         Michigan

o        26.0 Bcfe- 9%

Gas and Oil Split

•         Gas:        87%

•         Oil:          13%

Development Opportunities

•         Bakken Shale Area, Williston Basin, North Dakota

•         Nesson Area, Williston Basin

•         Grand Valley Field, Piceance Basin, Colorado

•         Wattenberg Field, DJ Basin, Colorado

•         NECO Area, DJ Basin, Colorado

Grand Valley Field Retained Opportunity

•         Retained approximately 4,500 net acres after sale to Marathon

•         450 potential locations on 10 acre density

•         Substantial opportunity for many years

Grand Valley Field Highlights

•         "Slick water" stimulation increasing initial production

•         Expected reserves increase

•         New Williams gathering agreement and PDC pipeline expansion

•         New access road 75% complete

Garden Gulch Road Project

        Graph only

Greater Wattenberg Field Development Opportunity

•         Existing area of operations

o        Codell, Niobrara development and extension

o        Increased density drilling

o        Codell and Niobrara re-fracs

•         Anadarko Petroleum farmout

o        Approximately 15 townships

o        Approximately 50,000 undeveloped acres

o        Codell, Niobrara development and field extension drilling

o        Regional J Sand development and step-out drilling

o        J and D Sand exploratory drilling

Wattenberg Field Highlight

•         Niobrara completion/re-frac offers potential similar to Codell re-frac

•         100 or more Company owned wells

•         Reserve additions 10-30 MBoe per well Cost

•          $180,000 per well

NECO Area Development Opportunity

•         Six project areas - 17,000 acres

•         Evaluated with 3-D and swath seismic

•         170 Niobrara drilling locations identified

•         Drilling underway with good early results

•         100 wells planned in 2007

NECO Seismic Example

        Graphs only

Bakken Shale Development Opportunity

•         Approximately 62,000 net acres

•         7 Project areas

•         Acquisition continuing

•         Successful well drilled in 3 project areas

•         First development well drilled and producing (pre-frac)

•         Cooperative effort to optimize process

Nesson Development Opportunity

•         Approximately 30,000 acres (80% NRI)

•         PDC ownership varies from 5-100%

•         Development potential 25 to 50 net wells

•         Participated in 5 wells with interest from 10-50%

•         2-5 horizontal laterals per well

Sustaining Growth

•         Rocky Mountain Region development drilling

•         2 additional drilling rigs for North Dakota and deeper prospect areas

•         Seismic acquisition to identify shallow NECO prospects

•         Invest proceeds from lease sale

o        Producing property focus

o        With development and production enhancement possibilities

o        Undeveloped acreage in mature areas

o        Exploratory projects

o        Stock repurchase

2006
December Update

December 1, 2006

NASDAQ GSM:PETD